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                      [LETTERHEAD OF ARTHUR ANDERSEN LLP]




                                                                    EXHIBIT 23.1
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                       CONSENT OF INDEPENDENT ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 of our report dated January 31, 1998 included in Geerlings & Wade, Inc.'s Form 10-K for the year ended December 31, 1997.


                             /S/ARTHUR ANDERSEN LLP
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                              ARTHUR ANDERSEN LLP


Boston, Massachusetts
October 15, 1998